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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 2, 2008


                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)



           MISSOURI                     0-20600                  43-1311101
        (State or other            (Commission File           (I.R.S. Employer
        jurisdiction of                 Number)                Identification
         organization)                                             Number)



        3101 MCKELVEY ROAD
        ST. LOUIS, MISSOURI                                         63044
        (Address of principal executive offices)                  (Zip Code)


                                (314) 291-5110
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 2, 2008, Zoltek Companies, Inc. (the "Registrant") entered into an agreement with Kevin J. Schott, the Company's former Chief Financial Officer, setting forth the terms of Mr. Schott's resignation from the Registrant. Under that agreement, Mr. Schott agreed to resign from the Registrant as of the date of the agreement, Mr. Schott paid the Registrant $250,000 and the Registrant agreed to pay him his salary and routine employee benefits through that date. The Registrant released Mr. Schott from claims arising out of certain payments by a subsidiary of the Registrant aggregating $250,000 and Mr. Schott released the Registrant from claims arising out of his employment. Mr. Schott also agreed to cooperate with the Registrant in connection with matters relating to his employment. The agreement also contains other customary provisions, including obligations regarding non-disparagement. A copy of the agreement is filed as Exhibit 10 to this Current Report on Form 8-K.

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The Registrant recently learned that two funds transfers from its subsidiary of $175,000 and $75,000 in September 2007 and January 2008, respectively, were not properly authorized or reported in the Registrant's financial records. The Registrant has notified its independent registered public accounting firm and the Audit Committee of its Board of Directors initiated an investigation to determine whether any other unauthorized activities have occurred.

         On May 5, 2008, Zoltek Companies, Inc. (the "Registrant ") issued a press release announcing that its previously issued financial statements for the fiscal year ended September 30, 2007 and the quarter ended December 31, 2007 should not be relied upon because of errors in those financial statements resulting from unrecorded and unauthorized payments by Registrant's subsidiary aggregating approximately $250,000. For further information, please see Item 4.02(a).

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         (a) On May 4, 2008, Zoltek Companies, Inc. (the "Registrant"), following a review by its Audit Committee, determined that the Registrant's previously issued financial statements for the fiscal year ended September 30, 2007 and the fiscal quarter ended December 31, 2007 should no longer be relied upon because of errors in those financial statements resulting from certain payments by a subsidiary that were directed by the Chief Financial Officer of the Registrant. The payments aggregated $250,000 and were not properly authorized or reported in the Registrant's financial records.

         The Registrant recently learned that two funds transfers from its subsidiary of $175,000 and $75,000 in September 2007 and January 2008, respectively, were not properly authorized or reported in the Registrant's financial records. The Registrant has notified its independent registered public accounting firm and the Audit Committee of its Board of Directors initiated an investigation to determine whether any other unauthorized activities have occurred. The Registrant is working diligently to complete this investigation in the near term. The Audit Committee and management are in the process of reviewing the circumstances underlying the unauthorized transactions, including whether the failure to discover them earlier was the result of a material weakness in the Registrant's internal controls and to address any remediation in the Registrant's internal controls they deem appropriate.

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         The Registrant is assessing the appropriate accounting but at this time believes that the unauthorized payment in September 2007 should have been recorded as an expense item of $175,000 in the fourth quarter of fiscal 2007. Accordingly, if the accounting is ultimately deemed appropriate, previously reported other current assets of $10.9 million on the Company's consolidated balance sheet as of September 30, 2007 were overstated by $175,000, and previously reported accumulated other comprehensive income of $10.3 million on the Company's consolidated balance sheet as of December 31, 2007, was overstated by $175,000. In addition, the Company's previously reported net losses of $2.5 million and $1.8 million for the fiscal year and fourth quarter ended September 30, 2007 were understated by $175,000. As noted above, the Registrant is assessing the appropriate adjustments that may or may not be required related to these payments, however, a final determination of the magnitude or materiality of the collective errors and related adjustments that may be required will not be finalized until the investigation is completed.

         The determination that the Registrant's previously issued financial statements for the fiscal year ended September 30, 2007 and the fiscal quarter ended December 31, 2007 should no longer be relied upon statements was authorized by the Audit Committee of the Board of Directors of the Registrant. The Audit Committee of the Registrant discussed the matters disclosed in this filing with Grant Thornton LLP, Company's independent registered public accounting firm.

         This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements speak only as of the date of this Current Report, and the Registrant assumes no obligation to update such forward-looking statements. Investors are cautioned that such forward-looking statements are subject to many risks and uncertainties, and may differ materially or adversely from the Company's actual results or future events. The anticipated effects of the events described above are preliminary and may be subject to change as the Registrant completes its analysis.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On May 2, 2008, Kevin J. Schott resigned as Chief Financial Officer of Zoltek Companies, Inc. (the "Registrant"). Zsolt Rumy, Chairman and Chief Executive Officer of the Registrant, is serving as Chief Financial Officer on an interim basis. The Registrant is conducting a search for a permanent Chief Financial Officer with a view toward appointment of a qualified financial professional either by promotion from within the Registrant or by recruiting an individual not presently employed by the Registrant at the earliest practicable time.

         Information regarding a separation agreement entered into between Mr. Schott and the Registrant is set forth under Item 1.01 and incorporated herein by reference.

ITEM 8.01         OTHER EVENTS.

                  The information set forth under Item 4.02 and Item 5.02 is incorporated herein by reference.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  See Exhibit Index.




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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 5, 2008

                                       ZOLTEK COMPANIES, INC.



                                       By   /s/ Zsolt Rumy
                                          -------------------------------------
                                          Zsolt Rumy
                                          Chief Executive Officer




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                                 EXHIBIT INDEX



 Exhibit
 Number                                 Description
 ------                                 -----------

  10 Separation Agreement, dated May 2, 2008, by and between the Registrant and Kevin Schott.






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